Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 4/15/2004


Blended Coupon 6.3603%


Excess Protection Level
3 Month Average   5.28%
February, 2000   5.90%
January, 2000   5.04%
December, 1999   4.89%


Cash Yield18.83%


Investor Charge Offs 4.75%


Base Rate 8.17%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,604,500,997.31